UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 6, 2007
PITNEY BOWES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
World Headquarters
1 Elmcroft Road
Stamford, Connecticut 06926-0700
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (203) 356-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EX-1.D.1: TERMS AGREEMENT
EX-4.D.1: FORM OF 5.75% MEDIUM-TERM NOTE
EX-5.1: OPINION OF GIBSON, DUNN & CRUTCHER LLP

ITEM 8.01. Other Events.
On November 16, 2004, Pitney Bowes Inc. (the “Company”) filed a registration statement on Form S-3 (No. 333-120525) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”), relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to $2,500,000,000 of debt securities, preferred stock, preference stock, common stock, purchase contracts, depositary shares, warrants and units of the Company. On February 8, 2005, the Commission declared the Registration Statement, as amended by Amendment No. 1, effective. The Registration Statement and the definitive prospectus contained therein are collectively referred to as the “Prospectus”. On July 8, 2005, the Company filed a supplement to the Prospectus, dated July 6, 2005 (the “Prospectus Supplement”), relating to its Global Medium-Term Notes program.
On September 6, 2007, the Company made available to investors a pricing supplement, dated September 6, 2007, the Prospectus Supplement and the Prospectus, with respect to the issuance of $500,000,000 aggregate principal amount of 5.75% Medium-Term Notes due 2017 (the “Notes”).
On September 6, 2007, the Company agreed to sell the Notes pursuant to the Distribution Agreement, dated as of July 6, 2005, by and among the Company and the distributors named therein and the Terms Agreement, dated September 6, 2007, by and among the Company and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Mellon Financial Markets, LLC and RBC Capital Markets Corporation (the “Terms Agreement”).
In connection with the issuance of the Notes, Gibson, Dunn & Crutcher LLP, counsel to the Company, has delivered an opinion to the Company, dated September 11, 2007, regarding the legality of the Notes upon issuance and sale thereof on September 11, 2007. A copy of the opinion as to legality is attached as Exhibit 5.1 hereto. The Company also is filing a form of the global note representing the Notes and a copy of the Terms Agreement as part of this Form 8-K. See “Item 9.01. Financial Statements and Exhibits”.
ITEM 9.01. Financial Statements and Exhibits.
(c) Exhibits.

1(d)(1)	Terms Agreement, dated September 6, 2007, by and among the Company and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Mellon Financial Markets, LLC and RBC Capital Markets Corporation

4(d)(1)	Form of 5.75% Medium-Term Note due 2017

5.1	Opinion of Gibson, Dunn & Crutcher LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITNEY BOWES INC.

By:	Bruce P. Nolop

Name:	B. P. Nolop
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: September 11, 2007